UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2006

Commission File Number 333-102289

IN TOUCH MEDIA GROUP, INC.
formerly known as
UNIVERSAL HEALTHCARE
MANAGEMENT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	01-0626963
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

205 South Myrtle Avenue
Clearwater, Florida	34695
(Address of principal executive offices)	(Zip Code)

(727) 465-0925
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A to the Current Report on Form 8-K of In Touch Media Group, Inc. filed on January 25, 2006 is being filed in order to file Exhibit 99.1 inadvertently omitted from filing.

Item 4.01   Changes in Registrant’s Certifying Accountants.

(a)	A copy of the letter of Michael Johnson & Company, LLP addressed to the Securities and Exchange Commission dated January 25, 2006 is attached hereto as Exhibit 99.1.

(c)	Exhibit.

Exhibit Number	Description

99.1	Letter of Michael Johnson & Company, LLP addressed to the Securities and Exchange Commission dated January 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 26, 2006	IN TOUCH MEDIA GROUP, INC.

	By:	/s/ Laura Betterly
	Print Name:	Laura Betterly
	Title:	President and Chief Executive Officer